Exhibit 21
Delphi Corporation
Subsidiaries
as of December 31, 2007

Subsidiaries	Jurisdiction of Incorporation
Delphi Automotive Systems Global (Holding), Inc.	(Delaware)
Delphi Automotive Systems Human Resources LLC	(Delaware)
Delphi Automotive Systems LLC	(Delaware)
Delco Electronics Overseas Corporation	(Delaware)
Delphi Delco Electronics de Mexico, S.A. de C.V. *	(Mexico)
Delphi Electronics (Holding) LLC	(Delaware)
Famar do Brasil Comercio e Representacao Ltda. **	(Brazil)
HE Microwave LLC **	(Delaware)
Mecel AB	(Sweden)
MobileAria, Inc. **	(Delaware)
Delphi Automotive Systems — Ashimori LLC	(Michigan)
Delphi Automotive Systems Risk Management Corp.	(Delaware)
Delphi Automotive Systems Tennessee, Inc.	(Delaware)
PBR Knoxville L.L.C. **	(Delaware)
Delphi Diesel Systems Corp.	(Delaware)
Delphi Furukawa Wiring Systems LLC **	(Delaware)
Delphi Integrated Service Solutions, Inc.	(Michigan)
Aspire, Inc.	(Michigan)
Delphi Liquidation Holding Company	(Delaware)
Delphi LLC	(Delaware)
Delphi Mechatronic Systems, Inc.	(Delaware)
Delphi Medical Systems Corporation	(Delaware)
Delphi Medical Systems Colorado Corporation	(Colorado)
Delphi Medical Systems Texas Corporation	(Delaware)
Delphi Receivables LLC	(Delaware)
Delphi Technologies, Inc.	(Delaware)
DREAL, Inc.	(Delaware)
Exhaust Systems Corporation	(Delaware)
ASEC Manufacturing General Partnership *	(Delaware)
AS Catalizadores Ambientales S.A. de C.V. *	(Mexico)
ASEC Sales General Partnership *	(Delaware)
Environmental Catalysts, LLC	(Delaware)
Packard Hughes Interconnect Company	(Delaware)
Delphi Connection Systems	(California)
Delphi Connection Systems — Tijuana, S.A. de C.V. *	(Mexico)
Rhodes I LLC	(Michigan)
Steeringmex, S. de R.L. de C.V.*	(Mexico)
Rhodes II LLC	(Michigan)
Specialty Electronics, Inc.	(South Carolina)
Specialty Electronics (Singapore) Pte Ltd.	(Singapore)
Specialty Electronics International Ltd.	(Virgin Islands)
Delphi Automotive Systems Services LLC*	(Delaware)
Delphi Foreign Sales Corporation	(Virgin Islands)
Delphi NY Holding Corporation	(New York)
Delphi Automotive Systems (Holding), Inc. *	(Delaware)
Bujias Mexicanas, S.A. de C.V. ** (40% Delphi ownership)	(Mexico)
Calsonic Harrison Co., Ltd. ** (49% Delphi ownership)	(Japan)

*	— Shares of this subsidiary are owned by more than one Delphi company

**	— Joint Venture

+	—Additional minority interest in this subsidiary is owned by non-Delphi affiliates	1

Delphi Corporation
Subsidiaries
as of December 31, 2007

Subsidiaries	Jurisdiction of Incorporation
Closed Joint Stock Company PES/SCC **	(Russian Federation)
Daesung Electric Co., Ltd. ** (49.5% Delphi owned)	(Korea)
Delphi Automotive Systems (Netherlands) B.V.	(Netherlands)
Delphi Automotive Systems Australia Ltd.	(Australia)
Delphi Automotive Systems do Brasil Ltda. *	(Brazil)
Noteco Comércio e Participacoes Ltda. +	(Brazil)
Saginaw Empreendimentos e Participacoes Ltd.	(Brazil)
Delphi Automotive Systems Espana S.L.	(Spain)
Delphi Automotive Systems International, Inc.	(Delaware)
Delphi Automotive Systems Japan, Ltd.	(Japan)
Delphi Automotive Systems Korea, Inc.	(Delaware)
Delphi Automotive Systems Limited Sirketi *	(Turkey)
Delphi Automotive Systems Maroc +	(Morocco)
Delphi Automotive Systems Overseas Corporation	(Delaware)
Delphi Automotive Systems Philippines, Inc. +	(Philippines)
Delphi Automotive Systems Private Ltd. *	(India)
Delphi Automotive Systems Singapore Pte Ltd	(Singapore)
Beijing Delphi Automotive Safety Products Company Ltd. **	(Peoples Republic of China)
Delphi (China) Technical Centre Co. Ltd. *	(Peoples Republic of China)
Delphi Automotive Systems (Thailand) Ltd. * +	(Thailand)
Delphi Automotive Systems Singapore Investments Pte Ltd	(Singapore)
Delphi-TVS Diesel Systems Ltd **	(India)
Delphi Cooling Systems (Shanghai) Co., Ltd.	(Peoples Republic of China)
Delphi Daesung Wuxi Electronics Co., Ltd.*	(Peoples Republic of China)
Delphi Delco Electronic Systems Suzhou Co., Ltd.	(Peoples Republic of China)
Delphi Electronic Suzhou Co. Ltd.	(Peoples Republic of China)
Delphi Packard Electric Systems Company Ltd. **	(Peoples Republic of China)
Delphi Packard Tanger SA	(Morocco)
Delphi Shanghai Dynamics and Propulsion Systems Co. Ltd.	(Peoples Republic of China)
Delphi Taiwan Ltd.	(Taiwan)
Delphi Trading (Shanghai) Company Ltd.	(Peoples Republic of China)
Saginaw Lingyun Driveshaft (Wuhu) Co. Ltd.**	(Peoples Republic of China)
Saginaw Steering (Suzhou) Co. Ltd.	(Peoples Republic of China)
Shanghai Delphi Automotive Air-Conditioning Co. Ltd.**	(Peoples Republic of China)
Shanghai Delphi Emission Control Systems Company, Ltd. **	(Peoples Republic of China)
Delphi Automotive Systems Sweden AB	(Sweden)
Delphi Automotive Systems Thailand, Inc.	(Delaware)
Delphi Automotive Systems UK Limited	(England and Wales)
Delphi Automotive Systems (UK) Pension Trustees Limited	(England and Wales)
Delphi Lockheed Automotive Limited	(England and Wales)
Delphi Lockheed Automotive Pension Trustees Limited	(England and Wales)
DEOC Pension Trustees Limited	(England and Wales)
Delphi Belgium N.V. *	(Belgium)
Delphi Canada Inc.	(Ontario)
Delphi China LLC	(Delaware)
Beijing Delphi Wan Yuan Engine Management Systems Company, Ltd. **	(Peoples Republic of China)
Delphi Automotive Systems (China) Holding Company Limited	(Peoples Republic of China)

*	— Shares of this subsidiary are owned by more than one Delphi company

**	— Joint Venture

+	— Additional minority interest in this subsidiary is owned by non-Delphi affiliates	2

Delphi Corporation
Subsidiaries
as of December 31, 2007

Subsidiaries	Jurisdiction of Incorporation
Beijing Delphi Technology Development Company, Ltd.	(Peoples Republic of China)
Shanghai-Delphi Automotive Door Systems Co., Ltd. **	(Peoples Republic of China)
Delphi Saginaw Lingyun Drive Shaft Co., Ltd. **	(Peoples Republic of China)
Delphi Controladora, S.A. de C.V. *	(Mexico)
Centro Técnico Herramental, S.A. de C.V. *	(Mexico)
Closures Interiors, S. de R.L. de C.V.*	(Mexico)
Condura, S. de R.L. *	(Mexico)
Controladora Chihuahuense, S. de R.L. de C.V. *	(Mexico)
Controladora de Alambrados y Circuitos, S. de R.L. de C.V. *	(Mexico)
Alambrados y Circuitos Eléctricos, S.A. de C.V. *	(Mexico)
Controladora del Rio Bravo, S. de R.L. de C.V. *	(Mexico)
Controladora Vesfron, S. de R.L. de C.V. *	(Mexico)
Delphi Administración, S.A. de C.V. *	(Mexico)
Delphi Alambrados Automotrices, S.A. de C.V. *	(Mexico)
Delphi Automotive Systems, S.A. de C.V. *	(Mexico)
Delphi Automotive Systems/Ashimori de Mexico, S.A. de C.V.	(Mexico)
Delphi Cableados, S.A. de C.V. *	(Mexico)
Delphi de Mexico, S.A. de C.V. *	(Mexico)
Delphi Diesel Systems Corporativo IDSA, S.A. de C.V. *	(Mexico)
Delphi Diesel Body Systems Mexico, S.A. de C.V. *	(Mexico)
Delphi Diesel Systems, S.A. de C.V. *	(Mexico)
Delphi Diesel Systems Service Mexico, S.A. de C.V. **	(Mexico)
Delphi Ensamble de Cables y Componentes, S. de R.L. de C.V. *	(Mexico)
Delphi Interior Systems de Mexico, S.A. de C.V. *	(Mexico)
Delphi Sistemas de Energia, S.A. de C.V. +	(Mexico)
Katcon, S.A. de C.V. ** (40% Delphi owned)	(Mexico)
Productos Delco de Chihuahua, S.A. de C.V. *	(Mexico)
Rio Bravo Eléctricos, S.A. de C.V. +	(Mexico)
Sistemas Eléctricos y Conmutadores, S.A. de C.V. *	(Mexico)
Delphi Deutschland Technologies GmbH	(Federal Republic of Germany)
Delphi Diesel Systems Limited	(England and Wales)
Delphi Diesel Systems Pension Trustees Limited	(England and Wales)
Delphi Diesel Systems Pakistan (Private) Limited *	(Pakistan)
Delphi Holding Hungary Asset Management Limited Liability Company *	(Hungary)
Delphi-Calsonic Hungary Manufacturing Limited Liability Company **	(Hungary)
Delphi Insurance Limited	(Ireland)
Delphi International Holdings Corp.	(Delaware)
Delphi International Holdings Corporation Luxembourg S.C.S. *	(Luxembourg)
Delphi Holdings Luxembourg S.ar.l.	(Luxembourg)
Delphi Automotive Systems — Portugal S.A.	(Portugal)
Delphi Automotive Systems Deutschland Verwaltungs GmbH	(Federal Republic of Germany)
Delphi Delco Electronics Europe GmbH	(Federal Republic of Germany)
FUBA Automotive GmbH & Co. KG *	(Federal Republic of Germany)

*	— Shares of this subsidiary are owned by more than one Delphi company

**	— Joint Venture

+	—Additional minority interest in this subsidiary is owned by non-Delphi affiliates

Delphi Corporation
Subsidiaries
as of December 31, 2007

Subsidiaries	Jurisdiction of Incorporation
Delphi Deutschland GmbH *	(Federal Republic of Germany)
Unterstutzungsgesellschaft der Kabelwerke Reinshagen GmbH	(Federal Republic of Germany)
Delphi Diesel Systems Srl.	(Romania)
Delphi France Holding SAS	(France)
Delphi Automotive Systems Cinq SAS	(France)
Delphi Automotive Systems Dix SAS	(France)
Delphi Automotive Systems Huit SAS	(France)
Delphi Automotive Systems Luxembourg S.A. *	(Luxembourg)
Delphi Automotive Systems Neuf SAS	(France)
Delphi Calsonic Compressors, S.A.S. **	(France)
Delphi Diesel Systems France SAS	(France)
Delphi Powertrain Systems Korea Ltd. **	(Korea)
Delphi Diesel Systems S.L.	(Spain)
Delphi France SAS	(France)
Delphi Harrison Calsonic, S.A. * **	(France)
Delphi Italia Automotive Systems S.r.l. *	(Republic of Italy)
Diavia Aire, S.A. **	(Spain)
Delphi Holding GmbH	(Austria)
Closed Joint Stock Company “Delphi Samara”	(Russian Federation)
Delphi Automotive Systems Vienna GmbH	(Austria)
Delphi Packard Austria GmbH & Co. KG *	(Austria)
Delphi Hungary Kft	(Hungary)
Delphi South Africa (Proprietary) Limited	(South Africa)
Delphi International Services, Inc.	(Delaware)
Delphi Korea Corporation *	(Korea)
Delphi Otomotiv Sistemleri Sanayi ve Ticaret Anonim Sirket * **	(Turkey)
Delphi Packard Electric (Malaysia) Sdn. Bhd. **	(Malaysia)
Delphi Packard Electric Ceska Republika, S.R.O.	(Czech Republic)
Delphi Czech Republic, k.s. *	(Czech Republic)
Delphi Packard Electric Sielin Argentina S.A. *	(Argentina)
Delphi Packard España, SLU	(Spain)
Delphi Packard Romania SRL *	(Romania)
Delphi Poland S.A.	(Poland)
Delphi Polska Automotive Systems Sp z.o.o.	(Poland)
Delphi Saginaw Steering Systems UK Limited	(England and Wales)
Delphi Slovensko s.r.o.	(Slovak Republic)
Delphi Holding Polska Sp. z o.o.	(Poland)
Holdcar S.A.	(Argentina)
Electrotecnica Famar S.A.C.I.I.E. **	(Argentina)
Famar Fueguina, S.A. **	(Argentina)
KDS Company, Ltd. **	(Korea)
Korea Delphi Automotive Systems Corporation * **	(Korea)
KDAC (Thailand) Company Limited	(Thailand)
P.T. Delphi Automotive Systems Indonesia *	(Indonesia)
Packard Korea Incorporated **	(Korea)
Daehan Electronics Yantai Co., Ltd	(Peoples Republic of China)
Promotora de Partes Electricas Automotrices S.A. de C.V. ** (40% Delphi owned)	(Mexico)
Delphi Services Holding Corporation	(Delaware)

*	— Shares of this subsidiary are owned by more than one Delphi company

**	— Joint Venture

+	— Additional minority interest in this subsidiary is owned by non-Delphi affiliates

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